SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

        Filed by the Registrant |X|

        Filed by a Party other than the Registrant |_|

        Check the appropriate box:

        |X| Preliminary Proxy Statement     |_| Confidential, for use of the
                                                  Commission
                     Only (as permitted by Rule 14a-6(e)(2))
        |_| Definitive Proxy Statement
        |_| Definitive Additional Materials
        |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           JANUS AMERICAN GROUP, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        |X| No fee required
        |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11

        (1) Title of each class of securities to which transaction applies:
                                       N/A
-------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:
                                       N/A
-------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                       N/A
-------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:
                                       N/A
-------------------------------------------------------------------------------

        (5)  Total Fee Paid:
                                       N/A
-------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials:
                                       N/A
-------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:
                                       N/A
-------------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:
                                       N/A
-------------------------------------------------------------------------------

        (3) Filing Party:
                                       N/A
-------------------------------------------------------------------------------

        (4) Date Filed:
                                       N/A
-------------------------------------------------------------------------------

                           JANUS AMERICAN GROUP, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 1999
           This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints C. Scott Bartlett, Jr., Lucille Hart-Brown and Richard P. Lerner and each of them, with full power of substitution as proxies for the undersigned, to attend the annual meeting of stockholders of Janus American Group, Inc. (the "Company"), to be held at the Ramada Plaza Hotel, 3155 South John Young Parkway, Orlando, Florida 32805 at 2:00 p.m. Eastern Daylight Time on May 21, 1999, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present.
                           (Continued on reverse side)

The Board of Directors recommends a vote "FOR" 1, 2 and 3                          Please mark your vote   |X|
                                                                                   as indicated in this
                                                                                   example
                                     WITHHOLD                                                    FOR   AGAINST   ABSTAIN
1.  To vote for the         FOR     AUTHORITY            2.   Approval of the appointment        |_|     |_|       |_|
    following nominees                                        of Grant Thornton LLP as the
    for election as                                           Company's independent
    directors:                                                auditors for the fiscal year
                                                              ending December 31, 1999
    Class C Directors,
      term expires 2002

    Harry G. Yeaggy                                      3.   Approval of an amendment to        |_|     |_|       |_|
                                                              the Company's Restated
    James E. Bishop                                           Certificate of Incorporation
                            |_|         |_|                   to change the Company's name
    Michael M. Nanosky                                        to Janus Hotels and Resorts,
                                                              Inc.



    Class B Director,                                    4.   In their discretion, on such       |_|     |_|       |_|
      term expires 2001                                       other business as may
                                                              properly come before the
    Vincent W. Hatala, Jr.  |_|         |_|                   meeting or any adjournment
                                                              thereof



(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided below.)



---------------------------------------------------------
                                                                                       IF YOU PLAN TO ATTEND       |_|
                                                                                       THE ANNUAL MEETING
                                                                                       PLEASE CHECK BOX

                                                                      Unless  a contrary direction is indicated, the shares
                                                                      represented by this proxy will be  voted FOR approval
                                                                      of each of the proposals; if specific instructions
                                                                      are indicated, this proxy will be voted in accordance
                                                                      with such instructions.


Signature                                  Signature                                      Date
              ----------------------------            -----------------------------------        ---------------------


Note:  Please sign as name appears  hereon.  Joint  owners  should each sign.  When  signing as  attorney,  executor, administrator, trustee or guardian, please give full title as such.


                           JANUS AMERICAN GROUP, INC.

                      2300 CORPORATE BLVD. N.W., SUITE 232
                         BOCA RATON, FLORIDA 33431-8596
               TELEPHONE (561) 994-4800, FACSIMILE (561) 997-5331




                                                           April 19, 1999


To Our Stockholders:

         On behalf of the Board of Directors of Janus American Group, Inc. (the "Company"), I cordially invite you to attend the 1999 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 2:00 p.m. Eastern Daylight Time on May 21, 1999, at the Ramada Plaza Hotel, 3155 South John Young Parkway, Orlando, Florida 32805, one of the hotels managed by the Company. The formal notice of the Annual Meeting appears on the next page. During the Annual Meeting, stockholders who are present will have the opportunity to meet and ask questions of our senior management team.

         We believe that type of interaction between stockholders and management is important and hope that you will be able to attend the Annual Meeting.

         Whether or not you are able to attend the Annual Meeting, it is important that your views be represented. To be sure that happens, please sign and date the enclosed proxy card and return it in the envelope provided. If you plan to attend the Annual Meeting, please check the appropriate box on the proxy card.

                                           Sincerely,


                                           Louis S. Beck
                                           Chairman of the Board of Directors

                           JANUS AMERICAN GROUP, INC.
                      2300 Corporate Blvd., N.W. Suite 232
                         Boca Raton, Florida 33431-8596


     -----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 21, 1999

     -----------------------------------------------------------------------


To Our Stockholders:

         The 1999 Annual Meeting of the Stockholders of Janus American Group, Inc. (the "Company") will be held at the Ramada Plaza Hotel, 3155 South John Young Parkway, Orlando, Florida 32805, on May 21, 1999 at 2:00 p.m. Eastern Daylight Time for the following purposes:

          (1) To elect three (3) Class C directors and one (1) Class B director;

          (2) To ratify the selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

          (3) To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to change the Company's name to Janus Hotels and Resorts, Inc.; and

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 12, 1999, as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

         Your attention is directed to the accompanying Proxy Statement for the text of the resolutions to be proposed at the meeting and further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                              By Order of the Board of Directors


                                              LAWRENCE A. GOLDMAN
                                              Secretary
April 19, 1999
Boca Raton, Florida

                           JANUS AMERICAN GROUP, INC.
                      2300 Corporate Blvd., N.W. Suite 232
                         Boca Raton, Florida 33431-8596


     -----------------------------------------------------------------------

                                 PROXY STATEMENT

     -----------------------------------------------------------------------

         This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Janus American Group, Inc., a Delaware corporation (the "Company" or "Janus"), in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the Ramada Plaza Hotel, 3155 South John Young Parkway, Orlando, Florida 32805, on May 21, 1999 at 2:00 p.m. Eastern Daylight Time, and at any adjournment thereof. This Proxy Statement and the accompanying Annual Report, are being mailed to stockholders on or about April 21, 1999. The principal executive offices of the Company are located at 2300 Corporate Blvd., N.W., Suite 232, Boca Raton, Florida 33431-8596.

         Only stockholders of record at the close of business on the record date, April 12, 1999, will be entitled to vote at the Meeting and at all adjournments thereof.

         On April 12, 1999, there were issued and outstanding 8,671,083 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on each matter to be voted upon. On April 12, 1999 there were issued and outstanding 16,788.08 shares of the Company's preferred stock, Series B, par value $.01 per share (the "Preferred Stock"). The holders of Preferred Stock do not have the right to vote on any matter being considered at the Meeting. A majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. There are no cumulative voting rights.

GENERAL INFORMATION


Voting of Proxies

         If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (a) "FOR" the election of each of Messrs. Harry G. Yeaggy, James E. Bishop and Michael M. Nanosky as Class C directors of the Company with a term expiring in 2002 and "FOR" the election of Vincent W. Hatala, Jr. as a Class B director of the Company with a term expiring in 2001; (b) "FOR" the ratification of the selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; (c) "FOR" the approval of an amendment to the Company's Restated Certificate of Incorporation, as amended, to change the Company's name to Janus Hotels and Resorts, Inc.; and (d) in connection with the transaction of such other business as may properly be brought before the meeting, in accordance with the judgment of the person or persons voting the proxy. If any of the nominees for director is unable to serve or for good cause will not serve, an event that is not anticipated by the Company, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board of Directors.

     Votes will not be considered cast, however, if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot, if directions are given in a written proxy to withhold votes or if the votes are withheld by a broker.

     The proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company, by duly executing and delivering to the Secretary of the Company a proxy bearing a later date or by voting in person at the Meeting.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the capital stock of the Company as of April 1, 1999 for
(i) each person who is known by the Company to beneficially own more than 5% of any class of capital stock; (ii) each named executive officer listed in the Summary Compensation Table below; (iii) each director of the Company; and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each listed person has sole voting power and investment power over the respective shares owned.


                                             Amount and Nature    Amount and Nature                      Percent of
                                               of Beneficial        of Beneficial         Percent of      Class of
   Name and Address of                         Ownership of          Ownership of          Class of       Preferred
   Beneficial Owner (1)                        Common Stock        Preferred Stock       Common Stock       Stock
-----------------------                      -----------------   ------------------      ------------    -----------
--------------------------------------------------------------------------------------------------------------------
   Louis S. Beck (2)                            2,927,499            12,866.06                33.8%            77%
--------------------------------------------------------------------------------------------------------------------
   Harry G. Yeaggy (3)                          1,182,500             5,022.02                13.6%            30%
--------------------------------------------------------------------------------------------------------------------
   Vincent W. Hatala, Jr.                             -                    -                    -               -
--------------------------------------------------------------------------------------------------------------------
   Arthur Lubell                                      -                    -                    -               -
--------------------------------------------------------------------------------------------------------------------
   Richard P. Lerner                                  -                    -                    -               -
--------------------------------------------------------------------------------------------------------------------
   James E. Bishop (4)                              4,000                  -                    *               -
--------------------------------------------------------------------------------------------------------------------
   C. Scott Bartlett, Jr.                           3,000                  -                    *               -
--------------------------------------------------------------------------------------------------------------------
   Lucille Hart-Brown                                 -                    -                    -               -
--------------------------------------------------------------------------------------------------------------------
   Richard A. Tonges                                  -                    -                    -               -
--------------------------------------------------------------------------------------------------------------------
   Michael M. Nanosky                                 -                    -                    -               -
--------------------------------------------------------------------------------------------------------------------
   Paul Tipps                                         -                    -                    -               -
--------------------------------------------------------------------------------------------------------------------
   The United States Lines, Inc. and               808,830                 -                   9.3%             -
   United States Lines (S.A.), Inc.
   Reorganization Trust, John
   Paulyson, Trustee (5)
       184-186 North Avenue East
       Cranford, New Jersey 07016
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
   Beck Hospitality Inc. III (6)                   310,000               1,100               3.6%             7%
       8534 E. Kemper Road
       Cincinnati, Ohio 45249
--------------------------------------------------------------------------------------------------------------------
   Daewoo Corporation (7)                          623,911                 -                 7.2%             -
   c/o Lubell & Koven
       350 Fifth Avenue
       New York, New York 10118
--------------------------------------------------------------------------------------------------------------------
   All directors and executive officers          4,132,999            16,788.08             47.7%            100%
   as a group (11 persons)
---------------------------------------------------------------------------------------------------------------------

*        Represents less than 1%.

------------

     (1) Unless otherwise noted, the address of each of the listed persons is c/o the Company, 2300 Corporate Boulevard, N.W., Suite 232, Boca Raton, Florida 33431-8596.
     (2) Includes (i) 2,617,499 shares of Common Stock and 10,938.06 shares of Preferred Stock held by Elbe Financial Group, LLC ("Elbe") and (ii) 310,000 shares of Common Stock and 1,100 shares of Preferred Stock held by Beck Hospitality Inc. III. Mr. Beck controls Elbe and is its sole beneficial owner. Mr. Beck is an officer, director and controlling shareholder of Beck Hospitality Inc. III. He has sole voting power over 2,617,499 shares of Common Stock and shared voting power over 310,000 shares of Common Stock.
     (3) Includes 310,000 shares of Common Stock and 1,100 shares of Preferred Stock held by Beck Hospitality Inc. III. Mr. Yeaggy is an officer, director and shareholder of Beck Hospitality Inc. III. Mr. Yeaggy has sole voting power over 872,500 shares of Common Stock and shared voting power over 310,000 shares of Common Stock.
     (4) Includes options to purchase 4,000 shares of Common Stock that are currently exercisable.
     (5) The Reorganization Trust is the record owner of 808,803 shares of Common Stock for the benefit of former unsecured creditors of United States Lines, Inc. (U.S. Lines) whose claims have not been resolved. In accordance with an order of the United States Bankruptcy Court for the Southern District of New York (In re United States Lines, Inc., Case No. 86B 12240), the Trustee of the Reorganization Trust votes such shares, on each proposal before shareholders, in the same proportion "for" or "against" (or "withhold" in the case of director elections) such proposal as shareholders (other than the Trust) who actually vote in person or by proxy, but disregarding for this purpose (i) shareholders who do not vote or who vote "abstain" and (ii) shares of Common Stock issued after March 16, 1997. The 3,799,999 shares held by Messrs. Beck, Yeaggy or their affiliates are shares issued after March 16, 1997.
     (6) Messrs. Beck and Yeaggy own 75% and 25%, respectively, of the stock of Beck Hospitality Inc. III and are officers and directors of that corporation.
Beck Hospitality Inc. III has sole voting and investment power over 310,000 shares of Common Stock. Messrs. Beck and Yeaggy have reported they share voting and investment power over these shares.
     (7) Daewoo Corporation, a public corporation of South Korea with headquarters in Seoul, was the largest unsecured creditor in the U.S. Lines bankruptcy and, accordingly, the recipient of the greatest number of shares through the Reorganization Trust.


                        PROPOSAL 1--ELECTION OF DIRECTORS

         The Board of Directors manages the business of the Company. The Company's Restated Certificate of Incorporation contains a provision that divides the Board of Directors into three classes known as Class A, Class B and Class C, with each class of directors serving a staggered term of three years.

Each class of directors must consist, as nearly as possible, of one-third of the authorized number of directors. The authorized number of directors is determined from time to time by a vote of a majority of the directors then in office.

     At a meeting of the Board of Directors on March 12, 1999, the Board of Directors voted to fix the authorized number of directors at ten (10). Four (4) individuals, all currently allocated to Class C, are standing for election as directors at the Meeting. In accordance with the Company's Restated Certificate of Incorporation, as amended, one Class C directorship must be re-allocated to Class B. Accordingly, upon election, three individuals will serve as Class C Directors for a term to expire at the Annual Meeting in 2002 or until their successors are elected and qualified, and one individual will serve as a Class B Director for a term to expire at the Annual Meeting in 2001 or until his successor is elected and qualified. The terms of the Class A directors expire in 2000.

     Each of Messrs. Yeaggy, Bishop and Nanosky have agreed to stand for re-election as Class C Directors. Mr. Hatala has agreed to stand for re-election as a Class B Director. Each such individual is at present available for election.

     The affirmative vote of the holders of a plurality of the shares of the Company's Common Stock voted in person or by proxy at the Meeting is required for the election of each director.

     The Board of Directors recommends a vote "FOR" all nominees.


                        DIRECTORS AND EXECUTIVE OFFICERS

Directors, Executive Officers, Promoters and Control Persons

     The directors (including current class designation), and executive officers of the Company are as follows:

      ------------------------------------------------------------------------------------------------------
      Name                         Age              Position                         Held Position Since
      ------------------------------------------------------------------------------------------------------
      C. Scott Bartlett, Jr.       66               Director (Class A)                      1996
      ------------------------------------------------------------------------------------------------------
      Louis S. Beck                53               Chairman of the Board and               1997
                                                    Chief Executive Officer
                                                    (Class A)
      ------------------------------------------------------------------------------------------------------
      James E. Bishop              47               Director and President                  1996
                                                    (Class C)
      ------------------------------------------------------------------------------------------------------
      Lucille Hart-Brown           50               Director (Class A)                      1996
      ------------------------------------------------------------------------------------------------------
      Vincent W. Hatala, Jr.       68               Director (Class C)                      1990
      ------------------------------------------------------------------------------------------------------
      Richard P. Lerner            60               Director (Class A)                      1996
      ------------------------------------------------------------------------------------------------------
      Arthur Lubell                85               Director (Class B)                      1990
      ------------------------------------------------------------------------------------------------------
      Michael M. Nanosky           40               Director and President of               1997
                                                    Hotel Operations (Class C)
      ------------------------------------------------------------------------------------------------------
      Paul Tipps                   62               Director (Class B)                      1997
      ------------------------------------------------------------------------------------------------------
      Richard A. Tonges            43               Treasurer and Vice President            1997
                                                    of Finance
      ------------------------------------------------------------------------------------------------------
      Harry Yeaggy                 53               Vice Chairman of the Board              1997
                                                    (Class C)
      ------------------------------------------------------------------------------------------------------

     During 1998, the Board of Directors of the Company held five (5) meetings. Messrs. Yeaggy and Nanosky, each a Class C Director who is standing for reelection, attended less than 75% of the meetings held during the year.

     All directors of the Company hold office until their respective successors are elected and qualified, or until their death, resignation or removal. Officers serve at the discretion of the Board of Directors.

     There are no family relationships between any directors or executive officers of the Company.

Directors Standing for Reelection

James E. Bishop

     Mr. Bishop has served as President and a Director of the Company since August 1996. Mr. Bishop was Chief Executive Officer of the Company from August 1996 until April 24, 1997 and Executive Vice President from October 1995 to August 1996. From 1993 to 1995 he was Senior Vice President of Gates Capital Corp., an investment banking firm. For the seventeen years prior thereto he was an investment banker and senior manager for various public and private entities.

Michael M. Nanosky

     Mr. Nanosky has been a Director and President of Hotel Operations of the Company since the Company's acquisition, by way of merger, with Beck Group Management Corp. on April 24, 1997. From March 1990 until he joined the Company, Mr. Nanosky was President of Beck Group Management Corp., a company engaged in the hotel management business.

Harry G. Yeaggy

     Mr. Yeaggy has been a Director and Vice Chairman of the Company since the Company's acquisition, by way of merger, with Beck Group Management Corp. on April 24, 1997. He has been a principal stockholder and chief operating officer of Beck Hospitality Inc. III and predecessor companies engaged in the hotel management business since 1986. He has also been a director and President of Union Savings Bank in Cincinnati, Ohio since 1986. Union Savings Bank is a wholly-owned subsidiary of U.S. Bancorp., a savings and loan holding company of which Mr. Yeaggy is a director and Vice President and Secretary.

Vincent W. Hatala, Jr.

     Mr. Hatala was designated a creditor representative member of the Board of Directors pursuant to the Plan of Reorganization in the U.S. Lines bankruptcy in May 1990 and served as President of the Company from May 15, 1995 until August 28, 1996, and Chairman from May 15, 1995 until April 24, 1997. Mr. Hatala operated an independent financial consulting business from 1971 until his retirement from that business in 1990. He was a member of the U.S. Lines Creditors' Committee from its inception until the conclusion of the U.S. Lines bankruptcy proceeding in 1990 and served as a co-trustee of the Reorganization Trust from 1990 to 1993. Mr. Hatala has been serving as a Class C Director. He is standing for re-election as a Class B Director.

Directors Continuing in Office

Class A Directors. The following Class A directors were elected at the Company's 1997 annual meeting for terms ending in 2000:

C. Scott Bartlett, Jr.

     Mr. Bartlett has been a Director of the Company since August 1996. Mr. Bartlett has served as an independent financial consultant advising financial institutions in matters involving credit policy, loan approvals and loan workouts since 1990. Mr. Bartlett served as Senior Vice President and Chief Credit Officer of MTB Bank from 1992 until 1994 and currently serves as a member of the Board of Directors of MTB Bank with expanded Board duties pursuant to which he is paid on a per diem basis, in addition to compensation received as a member of such Board. Mr. Bartlett served as Executive Vice President, Senior Lending Officer and Chairman, Credit Policy Committee for National Westminster Bank USA from 1973 until 1990. Mr. Bartlett presently serves as a director of the following corporations: NVR, Inc. (Audit Committee, Nominating Committee); MTB Bank (Audit Committee); and Allstate Financial Corporation (Chairman of Audit Committee).

Louis S. Beck

     Mr. Beck has been a Director and Chairman of the Board of the Company since the Company's acquisition, by way of merger, of Beck Group Management Corp. on April 24, 1997. He is also the Company's Chief Executive Officer. He has been a principal stockholder and Chief Executive Officer of Beck Hospitality Inc. III and predecessor companies engaged in the hotel management business since 1972. He has also been a principal stockholder and Chairman of the Board of Union Savings Bank in Cincinnati, Ohio since 1986. Union Savings Bank is a wholly-owned subsidiary of U.S. Bancorp, a savings and loan holding company of which Mr. Beck is a director and President. In addition, since 1992 he has served as Chairman of the Board of Guardian Savings Bank in Cincinnati, Ohio and serves as a director and President of its holding company, Guardian Bancorp, Inc.

Lucille Hart-Brown

     Ms. Hart-Brown has been a Director since August 1996. Ms. Hart-Brown has served as President of Benefit Services, Inc. since June 1996. Ms. Hart-Brown served as Administrator of Marine Engineers' Beneficial Association from 1982 until 1996. Ms. Hart-Brown was a member of the U.S. Lines Creditors' Committee from inception in 1986 until conclusion of the U.S. Lines bankruptcy proceeding in 1990.

Richard P. Lerner

     Mr. Lerner has been a Director of the Company since August 1996. Mr. Lerner has been a partner with the law firm of Lambos & Junge, New York since 1996. Mr. Lerner was a partner with the law firm of Lambos & Giardino, New York from 1978 to 1996. Mr. Lerner was a member of the U.S. Lines Creditors' Committee from inception in 1986 until conclusion of the U.S. Lines bankruptcy in 1990.

Class C. Directors. The following Class B Directors were elected at the Company's 1998 annual meeting for terms ending in 2001:

Arthur Lubell

     Mr. Lubell was designated a creditor representative member of the Board of Directors pursuant to the Plan of Reorganization in the U.S. Lines bankruptcy in May 1990 and served as Treasurer of the Company from May 15, 1995 until April 24, 1997. Mr. Lubell has been a member of the law firm Lubell & Koven, New York City, since 1960, and is counsel to Daewoo International (America) Corp., a subsidiary of Daewoo Corporation, a former major unsecured creditor of U.S. Lines and a current stockholder of the Company. On November 23, 1994, pursuant to a plea agreement, Mr. Lubell pled guilty to a federal misdemeanor offense charging that he offered compensation to an agent of the Internal Revenue
Service. Mr. Lubell was fined $5,000 and given six months of unsupervised probation.

Paul Tipps

     Mr. Tipps has been a Director of the Company since April 24, 1997. Mr. Tipps has been president of Public Policy Consultants, Inc., a government affairs consulting firm, since 1983. Since January 1997 he has been a director of the Federal Home Loan Bank - Cincinnati.

Other Position:

Richard A. Tonges

     Mr. Tonges has been Vice President-Finance and Treasurer of the Company since the Company's acquisition, by way of merger, of Beck Group Management Corp. on April 24, 1997. Prior to joining the Company, Mr. Tonges was Chief Financial Officer of Beck Group Management Corp. since September 1978. Mr. Tonges is a certified public accountant.

Committees of the Board of Directors

     The Board of Directors of the Company has appointed three committees: the Audit Committee, the Compensation Committee and the Operating Committee.

Audit Committee. The Audit Committee periodically reviews the Company's auditing practices and procedures and makes recommendations to management or to the Board of Directors as to any changes to such practices and procedures deemed necessary from time to time to comply with applicable auditing rules, regulations and practices, and recommends independent auditors for the Company.

Members:  Paul Tipps (Chairman), C. Scott Bartlett, Jr. and Richard P. Lerner

Compensation Committee. The Compensation Committee meets periodically to make recommendations to the Board of Directors concerning the compensation and benefits payable to the Company's executive officers and other senior executives.

Members: Lucille Hart-Brown (Chairman), Richard P. Lerner, Arthur Lubell and Paul Tipps

Operating Committee. The Operating Committee advises and makes recommendations to the full Board of Directors with respect to matters of policy relating to the general conduct of the business of the Company.

Members: Louis S. Beck (Chairman), C. Scott Bartlett, Jr., James E. Bishop and Lucille Hart-Brown

     During the year ended December 31, 1998, the Compensation Committee met one time and the Audit and Operating Committees did not meet.

Staggered Board of Directors

     The Company's Restated Certificate of Incorporation, as amended, provides for a staggered Board of Directors having three classes: Class A, Class B and Class C. The number of directors in each class shall consist, as nearly as may be possible, of one-third of the authorized number of directors. The authorized number of directors shall be determined from time to time by a majority of the directors in office.

     A classified Board of Directors may have the effect of making it more difficult to remove incumbent directors, providing such directors with enhanced ability to retain their positions. A classified Board of Directors may also make the acquisition of control of the Company by a third party by means of a proxy contest more difficult. In addition, the classification may make it more difficult to change the majority of directors for business reasons unrelated to a change of control.

     The Certificate provides that the above provisions regarding classification of the Board of Directors may not be amended, altered, changed or repealed except by the affirmative vote of at least 66-2/3% of the shares of Common Stock entitled to vote at a meeting of the stockholders called for the consideration of such amendment, alteration, change or repeal, unless such proposal shall have been proposed by a majority of the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of reports furnished to the Company, the Company believes that during the year ended December 31, 1998 all filing requirements applicable to its officers, directors and 10% beneficial owners were met.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

     The Company's non-employee directors receive an annual retainer of $15,000 and $1,000 per meeting attended of the Board of Directors or any committee thereof.

Executive Compensation

     The following table sets forth the compensation paid or accrued by the Company for services rendered in all capacities for executive officers of the Company who received compensation in excess of $100,000 during the period January 1, 1998 to December 31, 1998.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------------
                                                   Annual Compensation                        Long-Term Compensation
                                       --------------------------------------------- ------------------------------------------
                                                                                           Awards               Payouts
                                                                                      ---------------    ----------------------
                                                                                         Securities               All
Name and Principal                                                  Other Annual         Underlying              Other
Position                      Year        Salary       Bonus(1)    Compensation(2)      Options/SARs        Compensation(3)
-------------------------------------------------------------------------------------------------------------------------------
Louis S. Beck,                1998       $275,000         -               -                  -                  $6,100
Chairman and Chief            1997       $183,333         -               -                  -                  $4,561
Executive Officer             1996           -            -               -                  -                     -
                                             -
-------------------------------------------------------------------------------------------------------------------------------
James E. Bishop,              1998       $205,436      $35,000                               -                     -
President                     1997       $206,173(4)   $35,000       $28,705(5)           100,000                  -
                              1996       $119,500      $25,000            -                4,000                   -

-------------------------------------------------------------------------------------------------------------------------------
Michael M. Nanosky,           1998       $175,000      $25,000            -                  -                  $2,337
President of Hotel            1997        $54,000      $60,000            -                  -                  $1,660
Operations                    1996           -            -               -                  -                     -

-------------------------------------------------------------------------------------------------------------------------------
Harry G. Yeaggy,              1998       $175,000         -               -                  -                  $4,236
Vice Chairman                 1997       $116,667         -               -                  -                  $3,068
                              1996           -            -               -                  -                     -

-------------------------------------------------------------------------------------------------------------------------------
Richard A. Tonges,            1998        $92,605(6)   $25,000            -                  -                  $2,633
Treasurer and Vice            1997        $40,875(6)      -               -                  -                  $2,097
President of Finance          1996                        -               -                  -                     -

-------------------------------------------------------------------------------------------------------------------------------


---------------------------

     (1) The bonuses shown for Mr. Bishop in 1997 and 1998 were awarded by the Compensation Committee in March 1999 for services rendered during those fiscal years.

     (2) Messrs. Beck, Nanosky and Yeaggy also receive reimbursement from the Company for automobile expenses; however, such amounts do not exceed the lesser of $50,000 or 10% of each person's respective aggregate salary and bonus for any of the fiscal years disclosed.

     (3) The amounts shown in this column represent insurance premiums paid by the Company with respect to term life insurance for the benefit of each named executive officer.

     (4) This figure includes an annual annuity payment of $10,000 paid by the Company to the named executive officer and a payment of $3,960, representing the income tax cost attributable to the annuity premium.

         (5) In 1997 the Company reimbursed Mr. Bishop $2,203 for dental and medical expenses and $26,502 for moving expenses incidental to the relocation of the Company's executive officers from New Jersey to Boca Raton, Florida.

         (6) The amounts shown as salary for Mr. Tonges for the years 1997 and 1998 were paid by the Company to Beck Hospitality Inc. III ("Beck III"), the employer from whom Mr. Tonges actually received payment. The Company and Beck III shared the compensation expense attributable to Mr. Tonges pursuant to an allocation arrangement.

Employment Agreements

         The Company has entered into written employment agreements with Messrs. Beck, Nanosky and Yeaggy, all dated April 24, 1997 and James E. Bishop dated April 4, 1997, as amended by amendment dated April 1, 1999.

         The employment agreement with Mr. Beck is for a term of three years, which ends on April 23, 2000. He is employed as Chairman of the Board, and is paid an annual salary of $275,000, which may be increased from time to time at the discretion of the Board of Directors. He may also be paid a bonus in an amount determined by the Board of Director in its discretion and is entitled to such benefits as the Board of Directors shall adopt. In the employment agreement the Company has acknowledged that Mr. Beck is the owner, an officer and director of other businesses that engage in the hotel business. Mr. Beck has agreed not to engage in any business that competes with the Company. Matters involving potential conflicts of interests will be referred by management to the Audit Committee of the Board of Directors for consideration. The Audit Committee is comprised entirely of independent directors.

         The employment agreement with Mr. Yeaggy is for a term of three years, which ends on April 23, 2000. He is employed as Vice Chairman of the Board and is paid an annual salary of $175,000, which may be increased from time to time at the discretion of the Board of Directors. His employment agreement is otherwise substantially similar to the employment agreement between Mr. Beck and the Company.

         The employment agreement with Mr. Bishop is for a term, which ends on April 23, 2001 and is automatically renewed for additional one year periods unless terminated by the Company on one year's prior notice. He is employed as President of the Company with general supervisory authority of the business of the Company and its subsidiaries and charged with the responsibility of preparing and implementing a strategic plan and seeking out and consummating acquisitions, under the supervision of and in accordance with policies set by the Chairman of the Board and the Board of Directors. Mr. Bishop is paid an annual salary of $215,000, which may be increased from time to time at the discretion of the Board of Directors. He is also entitled to an annual bonus in an amount to be determined in accordance with the Company's then current bonus or incentive compensation plan. Mr. Bishop is also entitled to a comprehensive medical indemnity policy for himself and his family, an annual allowance of $2,000 for additional out-of-pocket medical payments, an annual allowance of $2,000 for dental expenses, an annual payment of $10,000 for the purchase of annuity, grossed up for the income tax cost, term life insurance coverage in the amount of $1,000,000 to the extent the same is available at normal market rates, long-term disability insurance coverage and such other benefits as the Board of Directors shall adopt and approve for him. In the event of a change in control of the Company, Mr. Bishop is entitled to a lump sum payment of $300,000.

         The employment agreement with Mr. Nanosky is for a term of three years, which ends on April 23, 2000. He is employed as President of Hotel Operations of the Company and is charged with the responsibilities typical of a division president. He is paid an annual salary of $175,000, which may be increased from time to time at the discretion of the Board of Directors. He is also entitled to an annual bonus of up to $100,000 based upon the Company's success in achieving budgeted goals for the Company's hotel properties and operations. Mr. Nanosky is also entitled to a comprehensive medical indemnity policy for himself and his family, "split dollar" life insurance coverage in the amount of $480,000, long-term disability insurance coverage and such other benefits as the Board of Directors shall adopt and approve for him.

Stock Options

         In August 1996, the Board of Directors and stockholders of the Company adopted the 1996 Stock Option Plan (the "Plan") and reserved 300,000 shares of Common Stock for issuance thereunder. The Plan provides for the granting to employees (including employee directors and officers) of options intended to qualify as incentive stock options within the meaning of ss.422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting of nonstatutory stock options to employees and consultants. The Plan is currently administered by the Company's Compensation Committee.

         The Plan provides for the granting of both Incentive Stock Options ("ISOs") and nonstatutory stock options (an "NSO") and in connection with such options the granting of stock appreciation rights (an "SAR") or additional stock options, known as progressive stock options, in the event the grantee exercises such stock options by surrendering shares of Common Stock of the Company (a "PSO"). SARs enable a holder to surrender a SAR and to receive a payment in cash equal to the difference between the fair market value of the Common Stock on the date of surrender of the related SAR and the SAR price. NSOs and SARs may be issued to any key employee or officer of the Company or its subsidiaries, or any other person who is an independent contractor, agent or consultant of the Company or its subsidiaries but not any director of the Company who is not an employee of the Company. ISOs may be issued to key employees and officers of the Company and its subsidiaries, but not to any independent contractor, agent or consultant. The Compensation Committee also determines the times at which options become exercisable, their transferability and the dates, not more than ten years after the date of grant, on which options will expire. Options have no value unless the price of the Common Stock appreciates after the date of grant and the holder satisfies applicable vesting requirements.

Stock Appreciation Rights

         Effective April 24, 1997, the Company granted an SAR to Mr. Bishop, the President of the Company, in connection with his employment agreement with respect to 100,000 shares of Common Stock at an exercise price of $3.25 per share, which vests 20,000 shares per year over a period of five years, commencing that date, subject to accelerated vesting under certain circumstances. Each 20,000 SAR segment has an exercise period of six years. Effective April 24, 1997, Messrs. Hatala, Lubell, Bartlett, Lerner, Tipps and Ms. Hart-Brown and two former members of the Board of Directors were granted SARs with respect to 5,000 shares at an exercise price of $3.25 per share (collectively, the "Director SARs"). Mr. Lerner subsequently waived all rights with respect to his Director SARs. The Director SARs may be exercised during the period October 25, 1997 through April 23, 2003. In no event may the appreciated value per share paid in respect of the Director SARs exceed $7.00 per share. Effective December 18, 1998, the Company granted an SAR with respect to 25,000 shares at an exercise price of $2.48 per share, to Mr. Tipps, a Director of the Company, in consideration of services performed for the Company. This SAR expires on December 17, 2003. None of the foregoing SARs were granted under the Plan.

Option/SAR Grants in Last Fiscal Year

         During 1998, no options or SARs were granted under the Plan or otherwise by the Company to any of the executive officers listed in the Summary Compensation Table and no options granted were exercised.

Option Exercises and Fiscal Year-End Values

         Shown below is information with respect to the aggregated option/SAR exercises in 1998 and the option/SAR values for the fiscal year-ended December 31, 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

------------------------------------------------------------------------------------------------------------------
                                                                       Number Of                    Value Of
                                                                       Securities                 Unexercised
                              Shares                                   Underlying                 In-The-Money
                             Acquired                             Unexercised Options               Options
                                On                Value              at FY-End (#)               at FY-End ($)
                             Exercise           Realized
Name                            (#)                ($)                Exercisable                 Exercisable
------------------------------------------------------------------------------------------------------------------
James E. Bishop                 0                   0                    4,000                         $0
------------------------------------------------------------------------------------------------------------------


                  AGGREGATED SAR EXERCISES IN LAST FISCAL YEAR
                         AND FISCAL YEAR-END SAR VALUES

------------------------------------------------------------------------------------------------------------------
                                                         Number Of                            Value Of
                                                        Securities                           Unexercised
                                                        Underlying                          In-The-Money
                  Shares                             Unexercised SARs                           SARs
                 Acquired         Value                at FY-End (#)                        at FY-End ($)
                    On          Realized
                 Exercise          ($)           Exercisable Unexercisable            Exercisable Unexercisable
                                                 ----------- -------------            ----------- -------------
Name                (#)
------------------------------------------------------------------------------------------------------------------
James E. Bishop      0              0              40,000        60,000                   $0           $0
------------------------------------------------------------------------------------------------------------------

Report of Compensation Committee

         The Compensation Committee of the Board of Directors of the Company presents this report on the compensation policies of the Company for its executive officers.

         The Company's compensation program for executives consists of three key elements: (i) a base salary, (ii) a performance-based annual bonus, and (iii) periodic grants of stock options or other stock-based awards. This program ensures that executive officers are compensated in a way that advances both the short-term and long-term interests of stockholders. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the officer to the Company's performance. Stock options relate long-term remuneration directly to stock price appreciation realized by all of the Company's stockholders.

         Base Salary. In making a determination whether to adjust base salaries, the Committee will take into account such factors as competitive industry salaries, the contribution and experience of the officer and the length of the officer's service. Each of the Company's key executive officers' present base salaries were set under employment contracts which became effective upon the Company's commencement of its hotel business in late April 1997. The Committee met in March 1999 and increased the base salary of its President, Mr. Bishop from $200,000 to $215,000.

         Annual Bonus. At its meeting in March 1999, the Committee also authorized bonuses of $35,000 to Mr. Bishop, on account of his services during the years ended December 31, 1997 and December 31, 1998. In 1998, the Committee had determined to defer consideration of bonuses for Mr. Bishop until it was in a better position to evaluate the Company's strategic growth and development plan.

         Stock Options. The Committee did not grant any stock options during the year ended December 31, 1998. Future grants may be made to executive officers upon initial employment, in recognition of an individual's performance, upon promotion to a position of higher responsibility or in connection with the execution of a new or amended employment agreement.

         Chief Executive Officer Compensation. As Chairman and Chief Executive Officer, Mr. Beck is compensated pursuant to the employment agreement he entered into in April 1997 which provides for a base salary of $275,000. The Committee will consider increases in the base salary and bonuses based upon the development and implementation of the Company's strategic growth and development plan.

         Members of the Compensation Committee

         Lucille Hart-Brown, Chairman
         Richard P. Lerner
         Arthur Lubell
         Paul Tipps

Compensation Committee Interlocks and Insider Participation

         None of the members of the Compensation Committee is or has been an officer or employee of the Company, except Mr. Lubell, who was Treasurer of the Company from 1995 to 1997.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Interest of Messrs. Beck and Yeaggy in Hotels Under Management by the Company

         Prior to the  closing,  on  February  2,  1999,  of the  merger of Beck
Hospitality, Inc. II with and into the Company (the "Beck II Merger"), the Company managed seven hotels which were beneficially owned by Messrs. Beck and Yeaggy. There remains one hotel managed by the Company which is owned by a third party in which Messrs. Beck and Yeaggy have an interest. The management agreement provides for the payment to the Company of an annual management fee equal to 5% of gross revenues. In the event of a sale of the hotel, the Company is entitled to receive a payment equivalent to the discounted present value of the anticipated management fees over the remainder of the term of the agreement.

Interest of Messrs. Beck and Yeaggy in Properties Subject to Mortgages Held by the Company

         The Company has a financial participation in the form of a promissory note secured by a mortgage on a KOA Campground in Kissimee, Florida (the "KOA Note"), is owned by affiliates of Messrs. Beck and Yeaggy. The principal balance of the KOA Note as of March 31, 1999 is $3,396,245. The KOA Note provides for monthly principal payments based upon a twenty-year amortization. The note matures on May 1, 2000, but its maturity date may be extended for an additional three years if the note is not in default on the original maturity date. The KOA Note bears interest at a fixed rate of 8% per annum. Messrs. Beck and Yeaggy have jointly and severally guaranteed the payment of the note. The Company does not regard this guaranty as material to the ultimate satisfaction of the KOA Note on the basis that the value of the KOA Campground exceeds the underlying mortgage indebtedness. Prior to the closing of the Beck II Merger, the Company had a financial participation in the form of a promissory note secured by a mortgage on the hotel Holiday Inn Express, Juno Beach (the "Juno Note"). As a result of the Beck II Merger, the Company acquired the ownership of the Holiday Inn Express, Juno Beach. The principal balance of the Juno Note was subtracted from the value of such hotel for purposes of determining the consideration payable to Messrs. Beck and Yeaggy in the Beck II Merger.

Interest of Messrs. Beck and Yeaggy in Service Providers to the Company

         The Company has a service agreement for a hotel property management system with Computel Computer Systems, Inc. ("Computel"), a corporation wholly-owned by Messrs. Beck and Yeaggy, for eighteen of the hotels owned or managed by the Company. The agreement automatically renews for successive terms of one year, unless one party notifies the other to the contrary at least three months prior to the scheduled termination date. Computel is paid a monthly fee of $275 per hotel location for its basic property management software package plus one computer terminal. For each additional terminal at a hotel location there is an additional charge of $75 per month. Additional monthly fees are charged for add-on software for such services as guest messaging, call accounting interface, franchise central reservation interface and movie interface. The Company believes that these are market-rate fees. The Company projects aggregate payments to Computel of approximately $75,600 during 1999. On each annual renewal of the agreement, Computel is entitled to increase its fees commensurate with the fees charged to other customers. As a result of requirements of one of the Company's franchisers, the Company during 1998 a number of the hotels owned or managed by the Company changed to a computer reporting system controlled by a party unaffiliated with the Company, which resulted in a decrease in the volume of business with Computel.

         Personnel at the hotels owned by the Company and some of the hotels managed by the Company are provided by Hospitality Employee Leasing Program, Inc. ("HELP"), a corporation also wholly-owned by Messrs. Beck and Yeaggy. The Company or the owner of a managed hotel pays HELP an administrative fee of $8.15 per bi-monthly pay period per employee. The Company believes that this is a market-rate fee. Based on the Company's present operations, the Company projects aggregate fees of approximately $235,000 in respect of owned hotels, and aggregate fees of approximately $150,000 in respect of managed hotels, to HELP during 1999.

Interest of Messrs. Beck and Yeaggy in Premises Occupied by the Company

     The Company subleases office space in Cincinnati, Ohio and Boca Raton, Florida from affiliates of Messrs. Beck and Yeaggy. The Sublease agreements are on a triple-net basis and provide for annual rental payments of $25,248 and $18,240 respectively. The Company believes that these are market rate rentals.

Interest of Messrs. Beck and Yeaggy in Best Western, Kings Quarters

     The Company has an 85% general partnership interest in Kings Dominion Lodge, a Virginia general partnership, the sole asset of which is the hotel known as the Best Western, Kings Quarters, which is adjacent to the Kings Dominion Amusement Park near Richmond, Virginia. The remaining 15% general partnership interest is held by Elbe Properties, an Ohio general partnership whose partners are Messrs. Beck and Yeaggy.

     Under the partnership agreement for Kings Dominion Lodge, the Company is the managing partner and has the authority to direct the day-to-day affairs of the partnership's business. The managing partner may not construct any buildings on the real property owned by the partnership without the consent of the other partner. Any sale of an interest in the partnership requires the consent of the other partner. The partnership agreement also provides for periodic distributions of free cash flow except to the extent that any distribution would impair the business of the partnership.

Limited Guarantees by Messrs. Beck and Yeaggy of Indebtedness of the Company

     Messrs. Beck and Yeaggy have personally guaranteed obligations of the Company to various banks in the aggregate principal amount of $5,242,026 as of March 31, 1999. These obligations are also secured by mortgages on the Company's hotels known as Days Inn, Sharonville (Cincinnati); Days Inn East (Cincinnati); Holiday Inn Express, Juno Beach; and Days Inn, Pompano Beach. In addition, Messrs. Beck and Yeaggy have personally guaranteed the obligations of the Company in connection with three loans secured by mortgages on the hotels known as Best Western, Kings Quarters, Days Inn RTP (Raleigh) and Days Inn Crabtree (Raleigh). The obligations of Messrs. Beck and Yeaggy pursuant to their guarantees in connection with these loans are limited to payment of the outstanding debt in the event of fraud or material misrepresentation by the borrowing entities, and indemnification in connection with certain specific liability and costs for the lender, such as environmental liability and liability caused by the gross negligence or willful misconduct of the borrowing entity, the failure to pay property taxes when due, the misapplication of insurance and condemnation proceeds, damage or waste to the property subject to lender's mortgage, and costs incurred by the lender as a result of certain actions taken by the borrowing entity after an event of default.

Allocation of Compensation Expenses

     Charles W. Thornton, Corporate Counsel of the Company, works for and is compensated by both the Company and affiliates of Messrs. Beck and Yeaggy. The Company believes that the allocation of compensation expense of Mr. Thornton between the Company and the affiliates of Messrs. Beck and Yeaggy is fair.

Restrictions on Transfers of Stock Owned by Messrs. Beck and Yeaggy and Registration Rights

         Messrs. Beck and Yeaggy, in the aggregate, directly and indirectly own approximately 44% of the outstanding shares of the Company's Common Stock. They have agreed that until April 23, 2001, they will not transfer, in any manner, any shares of the Common Stock, without the consent of the Company's Board of Directors. The Company shall have no obligation to consent to a transfer unless it shall have received an opinion of counsel to the effect that the transfer does not give rise to an "ownership change" under Code ss. 382 or otherwise affect the availability to the Company of its "net operating loss carryforwards" and any other applicable tax attributes for Federal income tax purposes. In addition to the foregoing transferability restrictions that have been consented to by Messrs. Beck and Yeaggy, the Company has imposed equivalent transferability restrictions upon certain other "5-percent shareholders" for purposes of Code ss. 382.

         Messrs. Beck and Yeaggy have been granted certain registration rights with respect to the Company's securities owned by them. On a one-time basis they may demand registration, at the Company's expense, of shares of Preferred Stock owned by them. In addition, if the Company proposes to register any of its securities in connection with a public offering of such securities (other than in connection with certain limited purpose registrations), Messrs. Beck and Yeaggy may request that the Preferred Stock be registered incidental thereto. Following the termination of the transferability restrictions referred to above, on a one-time basis, Messrs. Beck and Yeaggy may also demand registration, at the Company's expense, of their shares of Common Stock. In addition, if following the termination of the transferability restrictions referred to above, the Company proposes to register any of its securities in connection with a public offering of such securities (other than in connection with certain limited purpose registrations), Messrs. Beck and Yeaggy may request that their Common Stock be registered incidental thereto.

          PROPOSAL 2--RATIFICATION AND APPROVAL OF INDEPENDENT AUDITORS

         The Board of Directors, subject to stockholder ratification, has selected Grant Thornton LLP ("Grant Thornton") to serve as its independent auditors for the fiscal year ending December 31, 1999. If the stockholders do not ratify the selection of Grant Thornton the Board of Directors may reconsider its selection.

         A representative of Grant Thornton is expected to be available in person or by telephone to respond to appropriate questions at the Meeting and will be given the opportunity to make a statement if he or she desires to do so.

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, in person or by proxy, at the Meeting is required for the ratification and approval of the selection of the auditors.

         The Board of Directors recommends a vote "FOR" the ratification and approval of the selection of Grant Thornton as independent auditors.



                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

         In April 1998, the Company engaged Grant Thornton as independent accountants to perform the audit of the Company's annual financial statements as successor to J.H. Cohn, L.L.P. ("J.H. Cohn"). The decision to change accounting firms was made by the Board of Directors based upon the recommendation of the Audit Committee. J.H. Cohn informed the Company that it was not aware of any disputes between its firm and the Company in the context of its audits and tax return services performed for the years ended December 31, 1996 and 1997. From the effective date of the Plan of Reorganization in the U.S. Lines bankruptcy in 1990 until the date hereof, there have been no disagreements between the Company and prior certified public accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such prior accountants, would have caused them to make reference in connection with their report to the subject matter of the disagreements.


                    PROPOSAL 3--CHANGE OF THE COMPANY'S NAME

     The Board of Directors has unanimously approved and recommended the adoption by the shareholders of the following amendment to the Restated Certificate of Incorporation, as amended, which would change the Company's name from "Janus American Group, Inc." to "Janus Hotels and Resorts, Inc.":

     "Article FIRST of the Company's Restated Certificate of Incorporation, as amended to date, is hereby amended to read as follows:

     FIRST: The name of the corporation (which is hereinafter referred to as the "Corporation") is Janus Hotels and Resorts, Inc."

     The Board of Directors recommends the change of name because it is descriptive of the business in which the Company is engaged.

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock voted in person or by proxy at the Meeting is required in order to approve the amendment.

      The Board of Directors recommends a vote "FOR" the proposed amendment.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

     If you do not plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy card promptly. Even if you do plan to attend the Meeting, please so note where provided and return the proxy card promptly.

                             ADDITIONAL INFORMATION

Stockholders' Proposals for Next Annual Meeting

     Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company at its offices at 2300 Corporate Boulevard, N.W., Suite 232, Boca Raton, FL 33431-8596, on or before December 21, 1999 for consideration for inclusion in the proxy material for such annual meeting of stockholders.

Expenses of Solicitation

         The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone or telecopy. The Company does not expect to pay any compensation for the solicitation of proxies.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Louis S. Beck
                                              Chairman of the Board

Dated:  April 19, 1999